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                                                                   EXHIBIT 10.53


                                   AGREEMENT

This agreement ("Agreement") is executed by and among INTELECT COMMUNICATIONS SYSTEMS, LTD. ("ICSL"), INTELECT SYSTEMS CORP. ("ISC", and ISC and ICSL referenced jointly in this agreement as "Intelect"), ROBERT E. NIMON and KIM F. NIMON (collectively, "Nimon") and NIMON CONSULTING, INC. ("Nimon Consulting").

WHEREAS Intelect and the Nimons desire that the obligations of Intelect to the Nimons under Section 12(d) of the Stock Purchase Agreement dated as of January 13, 1996 shall be satisfied in the manner set forth herein; and

WHEREAS the all of the parties hereto desire to document the terms of a settlement of Robert E. Nimon, Kim F. Nimon and Nimon Consulting, Inc. v. Intelect Systems Corp. and Intelect Communications Systems , Ltd., No. 97-04692-I in the District Court of Dallas County, Texas, 162nd Judicial District, originally filed 21 May 1997 (the "Lawsuit"),

NOW THEREFORE, the parties hereto agree, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, as follows:

1. At Closing, ICSL shall deliver to Nimon by cashier's check or wire transfer the amount of $200,000.

2. Intelect shall deliver to Nimon at the Closing hereof two executed promissory notes in form substantially identical to (1) that certain promissory note in the original principal amount of $1,000,000 attached hereto as Exhibit 1, bearing interest at the rate of six percent (6%) per annum from February 14, 1997 through maturity and payable in installments set forth on the Attachment A thereto ("Note One"), and (2) that certain promissory note in the original principal amount of $400,000 attached hereto as Exhibit 2, bearing interest at the rate of eight percent (8%) per annum from February 14, 1998 through maturity, and payable in installments as set forth on the Attachment A thereto ("Note Two"). Nimon hereby acknowledges prior receipt of ICSL's payments of March 5, 1997 and May 16, 1997 in the amounts of $200,000 and $100,000, respectively, and receipt of the payment referenced in Paragraph 1 above, constituting and referenced as installment payments on Note One.

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3.       At Closing, ICSL shall deliver to Nimon by cashier's check or wire transfer the amount of $15,000 to compensate Nimon for their legal expenses and court costs in connection with the Lawsuit and the completion of this agreement, and in full settlement and satisfaction of any and all of Intelect's obligations to reimburse or compensate Nimon thereon.

4. Upon the parties' signature hereto at Closing Nimon and Nimon Consulting shall cause the Lawsuit to be dismissed without prejudice by filing of the motion agreed among the parties, in form substantially identical to
Exhibit 3 hereto.

5. The "Closing" hereof shall take place at the location or locations agreed among the parties on the date stated immediately above the signatures hereto.

6. The parties deny any liability to one another related to the allegations set forth in the Lawsuit, and nothing in this Agreement is, or shall be construed to be, an admission of liability.

7. Each party warrants and represents that at the time of executing this Agreement it has not made any assignment, in whole or in part, of any claims made the subject of this Agreement.

8. This Agreement shall inure to the benefit of, and shall bind, the parties, their heirs, successors, and assigns.

9. Each of the parties executes this Agreement of his, her or its own free will after having discussed its provisions with legal counsel. Each of the parties warrants that as of the date of execution, no representations as to the final terms of settlement have been made other than those stated in this Agreement. Each of the undersigned persons warrants that he or she is authorized to execute this Agreement in the capacity stated, and that he or she is legally competent to execute this Agreement, and each of the respective corporate entities does warrant the same with respect to its executing officer or agent.

10. This Agreement shall not be modified except in a writing signed by both parties.

11. This Agreement bears a reasonable and substantial relation to Texas and the parties do hereby agree that Texas law shall apply to determine the parties' rights hereunder.

12. This Agreement may be executed in two or more counterparts. Each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.





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EXECUTED on this 7th day of July, 1997.

                                           INTELECT COMMUNICATIONS SYSTEMS, LTD.


                                           By: /s/ Herman M. Frietsch
                                               ------------------------------
                                               Herman M. Frietsch
                                               Chairman and CEO


                                           INTELECT SYSTEMS CORP.

                                           By: /s/ Herman M. Frietsch
                                               ------------------------------
                                               Herman M. Frietsch
                                               President and CEO


                                           /s/ Robert E. Nimon
                                           ----------------------------------


                                           /s/ Kim F. Nimon
                                           ----------------------------------


                                           NIMON CONSULTING, INC.

                                           By: /s/ Robert E. Nimon
                                               ------------------------------
                                               Robert E. Nimon
                                               Vice President